SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

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                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 8, 2002

                     Intergraph Corporation
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       (Exact Name of Registrant as Specified in Charter)



      Delaware               0-9722              63-0573222
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  (State or Other      (Commission File       (I.R.S. Number
   Jurisdiction of          Number)          Identification No.)
    Incorporation)


          Intergraph Corporation
    One Madison Industrial Park IW2000
           Huntsville, Alabama                   35894-0001
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 (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code:  (256) 730-2000
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  (Former name or former address, if changed since last report)



Item 5.  Other Events
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     On  April  1,  2002,  the Board of Directors  of  Intergraph
Corporation (the "Company") amended and restated the Company's bylaws (the "Amended Bylaws"). The Amended Bylaws are attached hereto as Exhibit 3.1.

     The Board of Directors also adopted a form of Indemnification Agreement, to be entered into between the Company and each of its executive officers and members of the Board of Directors, that supersedes the existing form of Indemnification Agreement dated June 3, 1997.


Item  7.   Financial Statements, Pro Forma Financial  Information
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and Exhibits
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          (c)   Exhibits:

          3.1   Amended and Restated Bylaws, dated April 1, 2002.

          10.1 Form of Indemnification Agreement to be entered into between Intergraph Corporation and each executive officer and member of the Board of Directors of the Company.



                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                              INTERGRAPH CORPORATION


                              By:    /s/ Larry J. Laster
                                     ------------------
                              Name:  Larry J. Laster
                              Title: Executive Vice President
                                     and Chief Financial Officer


Date:     April 8, 2002

                          Exhibit Index
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Exhibit No.                      Description
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   3.1                           Amended and Restated Bylaws of
                                 Intergraph Corporation, dated
                                 April 1, 2002.

   10.1 Form of Indemnification Agreement to be entered into between Intergraph Corporation and each executive officer and member of the Board of
                                 Directors of the Company.